10.4


                                PLEDGE AGREEMENT


         AGREEMENT made as of April 30, 2003, among HUMANA TRANS SERVICES HOLDING CORP., a Delaware corporation whose principal address is 337 Glengarry Lane, State College, Pennsylvania 16801 or any subsidiary or affiliate or successor or assignee of HUMANA TRANS SERVICES HOLDING CORP.("Corporate Pledgor"), JAMES W. ZIMBLER, an individual with a principal address at 337 Glengarry Lane, State College, Pennsylvania 16801("Pledgor" and collectively with the Corporate Pledgor, the "Pledgors") and NATIONAL MANAGEMENT CONSULTING INC., a Delaware corporation whose office address is 545 Madison Avenue, 6th Floor, New York, New York 10022 (the "Pledgee").

         WHEREAS, Humana Trans Services Group, Ltd., a New York corporation (the "Company") is presently engaged in the business of providing transportation related services to a range of companies and the Company is a wholly-owned subsidiary of Pledgee; and

         WHEREAS, the Company entered into a Employment Agreement effective as of March 1, 2003 with the Pledgor (the "Employment Agreement") and Pledgee as a party to the Employment Agreement guaranteed the financial performance of the Company with regard to the obligations set forth in Sections 6 (a) and (c) thereof; and

         WHEREAS, the Pledgor, Pledgee and the Company have determined that it is in the best interests of all parties to the Employment Agreement to terminate the Employment Agreement pursuant to a settlement agreement (the "Settlement Agreement"); and

         WHEREAS, in conjunction with the termination of the Employment Agreement, the Company, the Corporate Pledgor and the Pledgee have also agreed to enter into a stock purchase agreement (the "Stock Purchase Agreement") pursuant to which, among other things, the Corporate Pledgor will purchase all the shares of the Company (the "Shares") and the Corporate Pledgor and Pledgor will execute a secured promissory note in connection therewith (the "Note") secured by certain shares of common stock or preferred stock owned by the Corporate Pledgor or the Pledge, including the Shares, to be pledged to the Pledgee (collectively, the "Pledged Stock") pursuant to the terms set forth herein and pursuant to an escrow agreement between the Corporate Pledgor, the Pledgor, the Pledgee and the law firm of Sommer & Schneider LLP as escrow agent (the "Escrow Agent")(the "Escrow Agreement"); and

         WHEREAS, in addition, the Pledgor will in conjunction with entering into the Settlement Agreement also enter into a consulting agreement with the Pledgee to provide on a non-exclusive basis introductions to the Pledgee with regard to a variety of potential corporate transactions with compensation to be set forth in such consulting agreement (the "Consulting Agreement") (the Settlement Agreement, Stock Purchase Agreement, Note, Escrow Agreement and Consulting Agreement shall be referred to collectively as the "Ancillary Agreements").

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which the Corporate Pledgor and the Pledgor hereby acknowledge, the Corporate Pledgor and the Pledgor hereby pledge, mortgage, assign, grant interests in, deliver, deposit, set over and confirm all of the Pledged Stock unto the Pledgee and its successors and assigns, as security for the due performance and prompt payment of all of the obligations of the Corporate Pledgor under the Note and of the Pledgor under the Guaranty. The Corporate Pledgor and the Pledgor hereby covenant and agree that the Pledged Stock is to be held by the Escrow Agent pursuant to the Escrow Agreement and disposed of in accordance with the terms hereafter set forth:


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

         1. PLEDGE. In consideration of the Pledgee selling the Shares to the Corporate Pledgor and as security for the repayment of the Note, the Corporate Pledgor and the Pledgor hereby grant a security interest to the Pledgee in instruments of the following description, duly endorsed in blank or accompanied by duly endorsed stock powers, separate form (collectively, the "Stock Powers"), and herewith delivered to the Escrow Agent:

                                                     Number of
                                                     Shares*
         Pledging          ISSUER                    OR % INTEREST              CERTIFICATE NO.
         PARTY

         Corporate Pledgor Humana Trans Services     1000shares                  101
                           Group, Ltd.

         Pledgor           Dominix, Inc.                  []

         Pledgor           CDKnet.com, Inc.          34,750 shares               A025
                                                     Series A preferred
                                                     stock**
         Pledgor           National Management
                           Consulting Inc.           500,000 shares


*Unless otherwise noted, the shares represent common stock of the Issuer.

**11,500 shares of the series A preferred stock of CDKnet.com, Inc. is already held in escrow with the Escrow Agent.

         The Pledgor appoints the Pledgee his attorney to arrange for the transfer of the Pledged Stock on the books of the companies to the name of the Pledgee. The Pledgee at its option shall hold the Pledged Stock on the books of the companies in the name of the Pledgee. The Pledgee shall hold the Pledged Stock as security for payment of the Note and shall not encumber or dispose of the Pledged Stock except in accordance with the provisions of paragraph 8 of this Agreement. Corporate Pledgor and the Pledgor agree to execute and deliver to Pledgee any UCC-1 financing statements and any other documents necessary or appropriate to prtec the security interested granted to the Pledgee hereunder and shall cause the same to be duly recorded and filed in all places necessary to perfect the security interest of the Pledgee in the Pledged Stock. In the event that any recording or refiling thereof )(or filing of any statements of continuation or assignment of any financing statement) is required to protect and preserve such security interest, the Corporate Pledgor and the Pledgor at their own expense, shall cause the same to be re-recorded and/or refiled at the time and in the manner requested by the Pledgee. The Corporate Pledgor and the Pledgor hereby irrevocably designate the Pledgee, its agents, representatives and designees, as agent and attorney-in-fact for the Corporate Pledgor and the Pledgor for the aforesaid purposes. The UCC-1 financing statement to be executed and delivered by the Corporate Pledgor for the Shares shall be subordinate only to the security interest held by the factor of the Company's receivables. None of the other UCC-1 financing statements with respect to any of the Pledged Stock other than the Shares shall be subordinate to any security interest of any kind held by any third party.

         2. DIVIDENDS. During the term of this pledge, all dividends and other amounts received by the Pledgee as a result of its record ownership of the Pledged Stock shall be applied by it to the payment of the principal and interest on the Note.


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

         3. VOTING RIGHTS. During the term of this pledge, and so long as the either the Corporate Pledgor or the Pledgor is not in default in the performance of any of the terms of this agreement, the Corporate Pledgor and the Pledgor shall have the right to vote the Pledged Stock on all corporate questions, and the Pledgee shall execute due and timely proxies in favor of the Corporate Pledgor and Pledgor to this end.

         4. REPRESENTATIONS. The Corporate Pledgor and Pledgor each warrant and represent that there are no restrictions upon the transfer of any of the Pledged Stock, other than may appear on the face of the certificates, and that the Corporate Pledgor and the Pledgor have the right to transfer such Pledged Stock free of any encumbrances and without obtaining the consents of the other shareholders.

         5. ADJUSTMENTS. In the event that, during the term of this pledge, any share dividend, reclassification, readjustment, or other change is declared or made in the capital structure of the companies which have issued the Pledged Stock, all new, substituted, and additional shares, or other securities, issued by reason of any such change shall be held by the Pledgee under the terms of this Agreement in the same manner as the Pledged Stock originally pledged hereunder.

         6. WARRANTS AND RIGHTS. In the event that during the term of this Agreement, subscription warrants or any other rights or options shall be issued in connection with the Pledged Stock, such warrants, rights, and options shall be immediately assigned by the Pledgee to the Corporate Pledgor or the Pledgor, as the case may be, and if exercised by the Corporate Pledgor or the Pledgor, as the case may be, all new shares or other securities so acquired by the Corporate Pledgor or the Pledgor, as the case may be, shall be immediately assigned to the Pledgee to be held under the terms of this Agreement and the Escrow Agreement in the same manner as the Pledged Stock originally pledged hereunder.

         7. PAYMENT OF NOTE. Upon payment at maturity of the principal and interest of the Note, less amounts theretofore received and applied by the Pledgee in reduction thereof, the Pledgee shall transfer to the Corporate Pledgor and the Pledgor all their respective Pledged Stock and all rights received by the Pledgee as a result of his record ownership thereof and shall direct the Escrow Agent as necessary to accomplish such transfer of the Pledged Stock.

         8. DEFAULT. In the event that either the Corporate Pledgor or the Pledgor defaults in the performance of any of the terms of this Agreement, or an Event of Default(as defined in the Note) has occurred and is continuing under the Note, the Pledgee shall have the rights and remedies provided in the Uniform Commercial Code in force in the State of New York at the date of this agreement and in this connection, the Pledgee may upon five days' notice to the Escrow Agent, the Corporate Pledgor and the Pledgor, sent by registered mail or by overnight delivery service make demand upon the Escrow Agent for delivery of the Pledged Stock and the Stock Powers. As more fully set forth in the Escrow Agreement, the Escrow Agent shall turn over the Pledged Stock and Stock Powers to the Pledgee unless it has received timely written notice of an objection by the Corporate Pledgor or the Pledgor. In the absence of a timely written objection, the Pledgee upon receipt of the Pledged Stock and the Stock Powers and without liability for any diminution in price which may have occurred, sell all the Pledged Stock in such manner and for such price as the Pledgee may determine. At any bona fide public sale the Pledgee shall be free to purchase all or any part of the Pledged Stock. Out of the proceeds of any sale the Pledgee may retain an amount equal to the principal and interest then due on the Note, plus the amount of the expenses of the sale, and shall pay any balance of such proceeds to the Corporate Pledgor.

         9. SEVERABILITY. In the event that any provision of this Agreement is found to be illegal or unenforceable by any court or tribunal of competent jurisdiction, then to the extent that such provision may be made enforceable by amendment to or modification thereof, the parties agree to make such amendment or modification so that the same shall be made valid and enforceable to the fullest extent permissible under existing law and public policies in the jurisdiction where enforcement is sought, and in the event that the parties cannot so agree, such provision shall be modified by such court or tribunal to conform, to the fullest extent permissible under applicable law, to the intent of the Parties in a valid and enforceable manner, if possible and if not possible, then be stricken entirely from the Agreement by such court or tribunal and the remainder of this Agreement shall remain binding on the parties hereto.

         10. AMENDMENT. No amendment or modification of the terms or conditions of this Agreement shall be valid unless in writing and signed by the party or parties to be bound thereby.

         11. GOVERNING LAW. This Agreement shall be interpreted, construed, governed and enforced according to the internal laws of the State of New York without regard to conflict or choice of law principles of New York or any other jurisdiction. This Agreement shall be executed in New York and is intended to be performed in New York. In the event of litigation arising out of this Agreement, the parties hereto consent to the personal jurisdiction of the State of New York, County of New York.

     12. NO WAIVER. If any party to this Agreement fails to, or elects not to enforce any right or remedy to which it may be entitled hereunder or by law, such right or remedy shall not be waived, nor shall such nonaction be construed to confer a waiver as to any continued or future acts, nor shall any other right or remedy be waived as a result thereof. No right under this Agreement shall be waived except as evidenced by a written document signed by the party waiving such right, and any such waiver shall apply only to the act or acts expressly waived in said document.

     13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart will, for all purposes, be deemed an original instrument, but all such counterparts together will constitute but one and the same Agreement.

     14. BINDING AGREEMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and upon their respective heirs, successors, assigns and legal representatives.

     15. COUNSEL. Each of the parties hereto represents that it or he has consulted legal counsel in connection with this Agreement, or has been given full opportunity to review this Agreement with counsel of his or its choice prior to execution thereof. Each party further agrees to bear its own costs and expenses, including attorneys' fees, in connection with this Agreement. In the event of any action by the Pledgee to enforce this Agreement because of an Event of Default, the Pledgee shall be entitled to also recover costs of such action including reasonable attorneys' fees.

         16. NOTICES. All notices and demands permitted, required or provided for by this Agreement shall be made in writing, and shall be deemed adequately delivered if delivered by hand or by mailing the same via the United States Mail, prepaid certified or registered mail, return receipt requested, or by priority overnight courier for next business day delivery by a nationally recognized overnight courier service that regularly maintains records of its pick-ups and deliveries and has daily deliveries to the area to which the notice is sent, addressed to the parties at their respective addresses as shown below:

         NAME                                        ADDRESS

         To the Pledgee:                    National Management Consulting Inc.
                                            545 Madison Avenue, 6th Floor
                                            New York, New York  10022
                                            Steven A. Horowitz, President
         Facsimile:                         (212) 755-6660

         With a Copy To:                    Moritt Hock Hamroff & Horowitz LLP
                                            400 Garden City Plaza, Suite 202
                                            Garden City, New York  11530
         Facsimile:                         (516) 873-2010

         To James W. Zimbler
         And Humana Trans Services
         Holding Corp.:                     337 Glengarry Lane
                                            State College, Pa. 16801
         Facsimile:                         (814) 238-2337

         With a Copy to:                    Michael Krome, P.C.
                                            8 Teak Court
                                            Lake Grove, New York  11755
         Facsimile:                         (631) 737-8382



                  Notices delivered personally shall be deemed communicated as of the date of actual receipt. Notices mailed as set forth above shall be deemed communicated as of the date three (3) business days after mailing, and notices sent by overnight courier shall be deemed communicated as of the date one (1) business day after sending.

                  17. ENTIRE AGREEMENT. This Agreement and the Ancillary Agreements set forth the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and supersedes all prior agreements, promises, understandings, letters of intent, covenants, arrangements, communications, representations or warranties, whether oral or written, by any party hereto or by any related or unrelated third party. All exhibits attached hereto, and all certificates, documents and other instruments delivered or to be delivered pursuant to the terms hereof are hereby expressly made a part of this Agreement, and all references herein to the terms "this Agreement", "hereunder", "herein", "hereby" or "hereto" shall be deemed to refer to this Agreement and to all such writings.

                  18. SUCCESSORS AND ASSIGNS. As used herein the term "the Parties" shall include their respective successors in interest, licensees or assigns. Pledgee shall be entitled to assign this Pledge Agreement and all of its rights, privileges, interests, and remedies hereunder to any other person, firm, entity, bank, or corporation whatsoever without notice to or consent by the Corporate Pledgor or the Pledgor and such assignee shall be entitled to the benefits of this Pledge Agreement and to exercise all such rights, interests, and remedies as fully as Pledgee. The Corporate Pledgor and the Pledgor may not assign this Pledge Agreement or their obligations hereunder without the express written consent of the Pledgee which may be withheld in its sole discretion.

                  19. EXECUTION. Each person who signs this Agreement on behalf of a corporate entity represents and warrants that he has full and complete authority to execute this Agreement on behalf of such entity. Each party shall bear the fees and expenses of its counsel and its own out-of-pocket costs in connection with this Agreement.

                  20. CAPTIONS. The captions appearing in this Agreement are for
  convenience   only,  and  shall  have  no  effect  on  the   construction   or
  interpretation of this Agreement.



                            [SIGNATURE PAGE FOLLOWS]






                      [SIGNATURE PAGE TO PLEDGE AGREEMENT]





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

         IN WITNESS WHEREOF the parties have executed this agreement on the day first above written.


                                           CORPORATE PLEDGOR

                                           HUMANA TRANS
                                           SERVICES HOLDING CORP.

                                           By:  _________________________
                                           Name: James W. Zimbler
                                           Title: Chairman and President

                                           PLEDGOR

                                           By:_____________________________
                                           James W. Zimbler

                                           PLEDGEE

                                           NATIONAL MANAGEMENT
                                           CONSULTANTS, INC.

                                           By:  _________________________
                                           Name: Steven A. Horowitz
                                           Title: President



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